ADVANCED SERIES TRUST

AST AllianzGI World Trends Portfolio

Supplement dated June 22, 2020 to the

Currently Effective Summary Prospectus

This supplement should be read in conjunction with the currently effective Summary Prospectus (the Summary Prospectus) for the AST AllianzGI World Trends Portfolio (the Portfolio) and should be retained for future reference. The Portfolio discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus. Defined terms herein that are not otherwise defined shall have the meanings given to them in the Summary Prospectus.

Amended Subadvisory Agreement for the Portfolio and Additional Management Fee Waiver

The Board of Trustees of the Trust recently approved amending the subadvisory agreement among PGIM Investments LLC and AST Investment Services, Inc. (collectively, the Manager) with Allianz Global Investors U.S. LLC to reflect a new subadvisory fee schedule for the Portfolio. In addition, the Manager has agreed to an additional management fee waiver for the Portfolio. These changes are expected to become effective July 1, 2020.

To reflect these changes, the Summary Prospectus for the Portfolio is revised as follows, effective July 1, 2020:

I.The following table hereby replaces the "Annual Portfolio Operating Expenses" table in the "PORTFOLIO FEES AND EXPENSES" section of the Summary Prospectus for the Portfolio:

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)*

Management Fees	0.75%
+Distribution and/or Service Fees (12b-1 Fees)	0.25%
+Other Expenses	0.02%
=Total Annual Portfolio Operating Expenses	1.02%
-Fee Waiver and/or Expense Reimbursement	(0.05)%
=Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense	0.97%
Reimbursement(1)

*Differences in the Total Annual Portfolio Operating Expenses shown in the table above and in the Portfolio's Financial Highlights are attributable to changes in management fees, fee waivers and/or expense limitations implemented after the end of the most recent fiscal year.

(1)The Manager has contractually agreed to waive 0.029% of its investment management fee through June 30, 2021. In addition, the Manager has contractually agreed to waive 0.018% of its investment management fee through June 30, 2021. These arrangements may not be terminated or modified without the prior approval of the Trust's Board of Trustees.

II.The following table hereby replaces the "EXAMPLE" table in the "PORTFOLIO FEES AND EXPENSES" section of the Summary Prospectus for the Portfolio:

	1 Year	3 Years	5 Years	10 Years
AST AllianzGI World Trends	$99	$320	$558	$1,243

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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